UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                           Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TRANSATLANTIC PETROLEUM LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

See the reverse side of this notice to obtain proxy materials and voting instructions.

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You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Meeting Information

TRANSATLANTIC PETROLEUM LTD.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 5, 2020.

TRANSATLANTIC PETROLEUM LTD.

16803 DALLAS PARKWAY

ADDISON, TX 75001

Meeting Type: Annual General Meeting

For holders as of: April 9, 2020

Date: June 5, 2020 Time: 1:00 PM CT

Location:

The Clubs of Prestonwood

15909 Preston Road

Dallas, Texas 75248

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Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to attend the meeting, please call (214)220-4323.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Proxy Materials Available to VIEW or RECEIVE:

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Before You Vote

How to Access the Proxy Materials

How To Vote

Please Choose One of the Following Voting Methods

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 21, 2020 to facilitate timely delivery.

NOTICE AND PROXY STATEMENT ANNUAL REPORT

Voting Items

Note: Such other business that may properly come before the meeting.

The Board of Directors recommends that you vote

FOR the following proposals.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote the shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. Your online vote or completed proxy card must be received by 11:59 PM ET on June 3, 2020. If you wish to attend and vote at the meeting,

please bring this notice with you. If you wish to appoint a person to attend and vote at the meeting on your behalf, please follow the instructions online or on the proxy card to appoint such person.

1a. N. Malone Mitchell 3rd

1b. Charles J. Campise

1c. K. Kirk Krist

1d. H. Lee Muncy

1e. Gregory K. Renwick

1. Election of Directors.

Nominees:

2. Appointment of Auditor.

Appoint DMF Sistem Uluslarorasi Bağimsiz Denetim Danişmanlik ve YMM A.Ş. to serve as the independent registered public accounting firm for the year ending December 31, 2020 and to authorize the audit committee to determine their remuneration.

3. Advisory Vote on Executive Compensation.

Approve, on an advisory basis, TransAtlantic Petroleum Ltd.'s executive compensation.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 4, 2019. TRANSATLANTIC PETROLEUM LTD. Meeting Information Meeting Type: Annual General Meeting For holders as of: April 10, 2019 Date: June 4, 2019 Time: 9:30 AM CT Location: The Clubs of Prestonwood 15909 Preston Road Dallas, Texas 75248 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting TRANSATLANTIC PETROLEUM LTD. 16803 DALLAS PARKWAY ADDISON, TX 75001 See the reverse side of this notice to obtain proxy materials and voting instructions. E75010-P23924

Before You Vote How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. gXXXX XXXX XXXX XXXX E75011-P23924 ting Items The Board of Directors recommends that you vote FOR the following proposals. 1. Election of Directors. Nominees: 1a. N. Malone Mitchell 3rd 1b. Bob G. Alexander 1c. Charles J. Campise 1d. H. Lee Muncy 1e. Gregory K. Renwick 1f. Mel G. Riggs 2. Appointment of Auditor. Appoint RBSM LLP to serve as the independent registered public accounting firm for the year ending December 31, 2019 and to authorize the audit committee to determine their remuneration. 3. Approval of Long-Term Incentive Plan. Approve the TransAtlantic Petroleum Ltd. 2019 Long-Term Incentive Plan. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote the shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. Your online vote or completed proxy card must be received by 11:59 PM ET on May 31, 2019. If you wish to attend and vote at the meeting, please bring this notice with you. If you wish to appoint a person to attend and vote at the meeting on your behalf, please follow the instructions online or on the proxy card to appoint such person. Note: Such other business that may properly come before the meeting. E75012-P23924

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